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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.  20549

                                     ------------

                                       FORM 8-K


                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                            DATE OF REPORT:  MAY 28, 1998
                          (Date of earliest event reported)


                                    CORTECH, INC.
                (Exact name of registrant as specified in its charter)


         DELAWARE                        0-20726             84-0894091
(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)        Identification No.)


                  6850 N. BROADWAY, SUITE G, DENVER, COLORADO 80221
                (Address of principal executive offices)   (Zip Code)


         Registrant's telephone number, including area code:  (303) 650-1200



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ITEM 5.  OTHER EVENTS.


     On May 28, 1998, Bert Fingerhut, Chairman of the Board of Directors and Acting Chief Executive Officer of Cortech, Inc. ("Cortech"), sent a letter to Paul O. Koether of Asset Value Fund Limited Partnership. A copy of the letter, which is attached to this Report as Exhibit 99.1, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

Exhibit No.   Description
-----------   -----------

99.1 Letter dated May 28, 1998, from Bert Fingerhut, Chairman of the Board of Directors and Acting Chief Executive Officer of Cortech, to Paul O. Koether of Asset Value Fund Limited Partnership.




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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 29, 1998                   CORTECH, INC.



                                       By:   /s/ Diarmuid F. Boran
                                            ----------------------------------
                                            Diarmuid F. Boran
                                            Chief Operating Officer

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                                 INDEX TO EXHIBITS
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Exhibit
Number        Description
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99.1          Letter dated May 28, 1998, from Bert Fingerhut,
              Chairman of the Board of Directors and Acting Chief
              Executive Officer of Cortech, to Paul O. Koether of
              Asset Value Fund Limited Partnership.